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                            Exhibit 10.19 -- ArQule

                         RESEARCH AND LICENSE AGREEMENT

                                     BETWEEN

                                  ARQULE, INC.

                                       AND

                                ROCHE BIOSCIENCE


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                                TABLE OF CONTENTS

                                                               Page
                                                               ----

1.  Definitions.................................................1

     1.1  Affiliate.............................................1
     1.2  Agreement.............................................1
     1.3  ArQule Compound.......................................1
     1.4  ArQule-ArQule Derivative Compounds....................2
     1.5  ArQule Derivative Compounds...........................2
     1.6  ArQule-Roche-Derivative Compounds.....................2
     1.7  ArQule Patent Rights..................................2
     1.8  Array.................................................2
     1.9  Base Rate of Interest.................................2
     1.10 Chemical Theme........................................2
     1.11 Confidential Information..............................2
     1.12 Contract Year.........................................2
     1.13 DerivativeCompound....................................2
     1.14 Directed Array........................................2
     1.15 Directed Array Program................................2
     1.16 Disclosing Party......................................3
     1.17 Effective Date........................................3
     1.18 Extraordinary Expenses................................3
     1.19 FDA...................................................3
     1.20 First Commercial Sale.................................3
     1.21 FTE Payment...........................................3
     1.22 Full-Time Equivalent or FTE...........................3
     1.23 IND...................................................3
     1.24 Joint Patent Rights...................................3
     1.25 Major European Country................................3
     1.26 Molecular Target......................................3
     1.27 NDA...................................................3
     1.28 Net Sales.............................................3
     1.29 Patent Rights.........................................4

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     1.30 Phase II Clinical Trials..............................4
     1.31 Phase III Clinical Trials.............................4
     1.32 Preclinical Compound..................................4
     1.33 Preclinical Development...............................4
     1.34 Receiving Party.......................................4
     1.35 Research Committee....................................4
     1.36 Research Period.......................................4
     1.37 Research Plan.........................................5
     1.38 Roche Bioscience Patent Rights........................5
     1.39 Royalty-Bearing Product...............................5
     1.40 Roche Bioscience Compound.............................5
     1.41 Roche Bioscience Derivative Compound..................5
     1.42 Royalty Period........................................5
     1.43 Royalty Term..........................................5
     1.44 Sublicensee...........................................5
     1.45 Valid Claim...........................................5

2.  Management of Research Program..............................6

     2.1  Composition of Research Committee.....................6
     2.2  Duties of the Research Committee......................6
     2.3  Meetings of the Research Committee....................6
     2.4  Cooperation...........................................7
     2.5  Visits to Facilities..................................7

3.  Directed Array Program......................................7

     3.1  Description of Directed Array Program.................7
     3.2  Conduct of Directed Array Program.....................8
     3.3  Directed Array Program Payments.......................8

          3.3.1  FTE Payment....................................8
          3.3.2  Extraordinary Expenses.........................9


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     3.4  Termination of Directed Array Program.................9

4.  License Grants; Develpment Rights; Reversion of Rights......9

     4.1  Development and Commercialization Licenses............9
     4.2  Reversion of Rights; Return of Materials..............9
     4.3  Reversion of Certain Rights..........................10

5.  Ownership of Compounds.....................................10

     5.1  Roche Bioscience Compounds; ArQule Derivative
            Compounds; Roche Bioscience Derivative
            Compounds..........................................10
     5.2  ArQule Compounds.....................................11

6.  Intellectual Property Rights...............................11

     6.1  Ownership of Patent Rights...........................11
     6.2  Management of ArQule Patent Rights...................11
     6.3  Management of Joint Patent Rights....................11
     6.4  Cooperation of the Parties...........................12
     6.5  Infringement by Third Parties........................12

7.  Payments, Reports, and Records.............................12

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     7.1  Milestone Payments...................................12
     7.2  Royalties............................................13

          7.2.1 Royalties for ArQule-Roche Derivative
                  Compounds and Certain Roche Bioscience
                  Derivative Compounds.........................13
          7.2.2 Royalties for ArQule Compounds,
                  ArQule-ArQule Derivative Compounds and
                  Certain Roche Bioscience Derivative
                  Compounds....................................13
          7.2.3 Combination Product............................14
          7.2.4 Third Party Royalties..........................14

     7.3  Reports and Payments.................................14
     7.4  Invoices; Payments in U.S. Dollars...................14
     7.5  Exchange Rate; Manner and Place of Payment...........14
     7.6  Payments in Other Currencies.........................15
     7.7  Records..............................................15
     7.8  Late Payments........................................15

8.  Confidential Information...................................16

     8.1  Definition of Confidential Information...............16
     8.2  Obligations..........................................16
     8.3  Exceptions...........................................16
     8.4  Publications.........................................17
     8.5  Survival of Obligations..............................17

9.  Representations and Warranties.............................17
     9.1  Authorization........................................17

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10. Indemnification and Insurance..............................17

     10.1 Roche Bioscience Indemnity Obligations...............17
     10.2 Procedure............................................18

11.  Term and Termination......................................18

     11.1 Term.................................................18
     11.2 Breach of Payment Obligations........................18
     11.3 Material Breach......................................18
     11.4 Effect of Termination................................18

12.  Publicity.................................................19

     12.1 Review...............................................19
     12.2 Standards............................................19

13.  Miscellaneous.............................................19

     13.1 Relationship of Parties..............................19
     13.2 Non-Solicitation.....................................19
     13.3 Governing Law........................................19
     13.4 Dispute Resolution Procedures........................19
     13.5 Counterparts.........................................21
     13.6 Headings.............................................21
     13.7 Binding Effect.......................................21
     13.8 Assignment...........................................21
     13.9 Notices..............................................21

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     13.10 Amendment and Waiver................................22
     13.11 Severability........................................22
     13.12 Entire Agreement....................................22
     13.13 Force Majeure.......................................22


EXHIBIT A......................................................24


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                         RESEARCH AND LICENSE AGREEMENT

        This Agreement, dated as of September 13, 1996, is between ArQule, Inc. ("ArQule"), a Delaware corporation, and Roche Bioscience, a division of Syntex (U.S.A.) Inc. ("Roche Bioscience"), a Delaware corporation.

                                 R E C I T A L S

        WHEREAS, ArQule has developed certain technology that has applications in the discovery and optimization of pharmaceutical compounds;

        WHEREAS, Roche Bioscience desires that ArQule apply its technology to the research and optimization of pharmaceutical compounds for Roche Bioscience; and

        WHEREAS, in exchange for payment by Roche Bioscience of research funds, milestone payments and royalties, ArQule is willing to perform certain research and compound optimization activities for Roche Bioscience, subject to the terms and conditions of this Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties hereby agree as follows:

1.              Definitions.
                ------------
                1.1 "AFFILIATE" shall mean a corporation or other legal entity that controls, is controlled by, or is under common control with such party. For purposes of this definition, "control" means the ownership, directly or indirectly, of more than fifty percent (50%) of the outstanding equity securities of a corporation which are entitled to vote in the election of directors or a more than fifty percent (50%) interest in the net assets or profits of an entity which is not a corporation; provided, however, Genentech, Inc., with offices located at 460 Point San Bruno Boulevard, South San Francisco, California, 94080, shall not be considered an Affiliate of Roche Bioscience.

                1.2 "AGREEMENT" shall mean this Research and Development Agreement, together with EXHIBITS A AND B hereto.

                1.3 "ARQULE COMPOUND" shall mean any organic chemical molecule that is initially synthesized by ArQule using its proprietary technology outside the Research Plan for


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its own internal research programs and provided by ArQule to Roche Bioscience under the Directed Array Program; provided, however, that this definition shall not include any compound provided to Roche Bioscience or an Affiliate of Roche Bioscience as part of a general screening library pursuant to a separate agreement entered into by and between ArQule and each of Roche Bioscience and such Affiliate.

                1.4 "ARQULE-ARQULE DERIVATIVE COMPOUNDS" shall mean a Derivative Compound synthesized by ArQule from an ArQule Compound under the Directed Array Program described in Section 3.1.

                1.5 "ARQULE DERIVATIVE COMPOUNDS" shall mean ArQule-ArQule Derivative Compounds and/or ArQule-Roche Derivative Compounds.

                1.6 "ARQULE-ROCHE DERIVATIVE COMPOUNDS" shall mean a Derivative Compound synthesized by ArQule from a Roche Bioscience Compound under the Directed Array Program described in Section 3.1.

                1.7 "ARQULE PATENT RIGHTS" shall mean Patent Rights controlled or owned by ArQule as of the Effective Date or during the Research Period and Patent Rights controlled or owned by ArQule pursuant to Section 6.1.1.

                1.8 "ARRAY" shall mean a set of samples of structurally related chemical compounds arranged in a format such as a microtiter screening plate.

                1.9 "BASE RATE OF INTEREST" shall mean the base rate of interest declared from time to time by the Bank of Boston.

                1.10 "CHEMICAL THEME" shall mean the chemical or structural characteristics shared by a group of compounds as determined by the Research Committee pursuant to Section 2.2.

                1.11 "CONFIDENTIAL INFORMATION" shall have the meaning set forth in Section 8.1.

                1.12 "CONTRACT YEAR" shall mean each twelve (12) month period of the Research Period, with the first Contract Year commencing on the Effective Date and concluding twelve (12) months thereafter, and each subsequent year shall commence on the anniversary of the Effective Date and concluding twelve
(12) months thereafter.

                1.13 "DERIVATIVE COMPOUND" shall mean a chemical compound structurally derived in one or more steps from another by a process of modification or partial


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substitution of at least one component wherein at least one structural feature is retained at each process step. The number of intermediate steps or compounds is not relevant to the classification of a compound as a Derivative Compound.

                1.14 "DIRECTED ARRAY" shall mean an Array comprised of ArQule Derivative Compounds synthesized by ArQule under the Directed Array Program described in Section 3.1.

                1.15 "DIRECTED ARRAY PROGRAM" shall mean each Directed Array Program conducted by ArQule as set forth in Section 3.1.

                1.16 "DISCLOSING PARTY" shall mean that party disclosing Confidential Information to the other party under Section 8.

                1.17 "EFFECTIVE DATE" shall mean the first business day of the month immediately following the date of execution of this Agreement by the Parties hereto.

                1.18 "EXTRAORDINARY EXPENSES" shall mean those capital expenses required solely to further the Directed Array Program in accordance with the Research Plan and as approved in advance by the Research Committee.

                1.19 "FDA" shall mean the United States Food and Drug Administration.

                1.20 "FIRST COMMERCIAL SALE" of a Royalty-Bearing Product shall mean the first sale for use or consumption of such Royalty-Bearing Product in a country after required marketing and pricing approval has been granted by the governing health regulatory authority of such country. Sale to an Affiliate or Sublicensee shall not constitute a First Commercial Sale unless the Affiliate or Sublicensee is the end user of such Royalty-Bearing Product.

                1.21    "FTE PAYMENT" shall have the meaning set forth in
Section 3.3.1.

                1.22 "FULL-TIME EQUIVALENT" or "FTE" shall mean one (1) or more qualified scientist(s) of a party who, collectively, spend time and effort working on a specific project or task equivalent to the time and effort of one
(1) full-time employee.

                1.23 "IND" shall mean an Investigational New Drug application, as such term is defined by the FDA.

                1.24 "JOINT PATENT RIGHTS" shall mean any Patent Rights that are jointly owned by the Parties, as set forth in Section 6.1.2.


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                1.25    "MAJOR EUROPEAN COUNTRY" shall mean any of the following
countries: United Kingdom, France, Germany, Italy, and Spain.

                1.26 "MOLECULAR TARGET" shall mean that specific biomolecule and any related biomolecules that (a) exhibit substantial structural homology with the identified biomolecule, as measured by the degree of similarity in the primary structure (i.e., amino acid sequence, nucleotide sequence, monosaccharide linkages) and secondary structure (i.e., three dimensional structure) and (b) perform a similar function as the identified biomolecule.

                1.27 "NDA" shall mean a New Drug Application, as such term is defined by the FDA.

                1.28    "NET SALES" shall mean *** ***** ***** ******** ** *****
********** ** *** ********** ** ************ *** *** *************** ******** **
************** ***** ******* **** *** ********** ** ******* **********
*********** *** ********* ******* ****** *********** ********* ******** ***
******* ***** ** ******* **** ************* ****** ********** **********
********* ******* ** *** **** ** ********** ***** ***** *** ***** ***** ******
**** ****** ****** ******** ****** ** *** ******** ** *** ***** ***** ****** **
******** ** *** ******* ******* ***** ****** ***** ********** ** *
*************** ******* ** *************** ******* ***** *** *** *********
********** ******* *** ****** ** **** ***** ** ******* ********** ** *********
**** ***** ****** ** *** ******* ******* **** ** ******** ** *** **** ****
********* ***** ******** *** **** **** *** ******** ***** ***** ***** ***** ** *
**** *** ********* ** **** ******* **** *** ***** ***** ******* ********** *****
*** *** ********* *** ** * ****************** ***** ***** ******* *********
************** ********** ********* ********* *** ******** ** ****** ******
******* ********* ******* ***** **** ** *** **** ** ********** **** *********
*** ***** ****** ***** **********

                1.29 "PATENT RIGHTS" shall mean all Valid Claims of all issued patents and reissues, reexaminations, extensions and supplementary protection certificates thereof and all patent applications and any divisions, continuations, or continuations-in-part thereof or patents issuing thereon.

                1.30 "PHASE II CLINICAL TRIALS" shall mean clinical trials in a small sample of the intended patient population to assess the efficacy for a specific indication of a compound proposed to be used as a prophylactic, therapeutic or diagnostic pharmaceutical product, to determine dose tolerance and the optimal dose range as well as to gather additional information relating to safety and potential adverse effects, and meeting the requirements established by the FDA for Phase II clinical trials.

                1.31 "PHASE III CLINICAL TRIALS" shall mean clinical trials designed to demonstrate safety and efficacy of a compound proposed to be used as a prophylactic, therapeutic

* Confidential treatment has been requested for marked portion.


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or diagnostic pharmaceutical product in an expanded patient population at geographically dispersed study sites, meeting the requirements established by the FDA for Phase III clinical trials.

                1.32 "PRECLINICAL COMPOUND" shall mean any ArQule Compound, ArQule Derivative Compound, or Roche Bioscience Derivative Compound selected by Roche Bioscience to enter into Preclinical Development.

                1.33 "PRECLINICAL DEVELOPMENT" shall mean, with respect to any Preclinical Compound, the initiation of IND-enabling toxicology studies.

                1.34 "RECEIVING PARTY" shall mean that party receiving Confidential Information under Section 8.

                1.35    "RESEARCH COMMITTEE" shall have the meaning set forth in
Section 2.1.

                1.36 "RESEARCH PERIOD" shall mean the period commencing on the Effective Date and ending on the third anniversary of the Effective Date, unless extended by mutual agreement of the parties or terminated early in accordance with Section 3.4 or Article 11.

                1.37 "RESEARCH PLAN" shall mean a plan of research for the Directed Array Program covering a minimum of a six-month period, which shall be updated quarterly pursuant to Section 2.2 to reflect developments during the previous three (3) months and extended for the subsequent three (3) months. The initial Research Plan is attached as EXHIBIT A to this Agreement.

                1.38 "ROCHE BIOSCIENCE PATENT RIGHTS" shall mean Patent Rights controlled or owned by Roche Bioscience as of the Effective Date or during the Research Period or Patent Rights owned by Roche Bioscience as set forth in Section 6.1.3.

                1.39 "ROYALTY-BEARING PRODUCT" shall mean a product containing as one of its constituents (a) any ArQule Compound; (b) any ArQule Derivative Compound; or (c) any Roche Bioscience Derivative Compound.

                1.40 "ROCHE BIOSCIENCE COMPOUND" shall mean any chemical compound provided by Roche Bioscience to ArQule under the Directed Array Program described in Section 3.1 and as set forth on Exhibit B as such Exhibit B may be updated from time to time.

                1.41 "ROCHE BIOSCIENCE DERIVATIVE COMPOUND" shall mean a Derivative Compound synthesized by Roche Bioscience from an ArQule Derivative Compound or an ArQule


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Compound.

                1.42 "ROYALTY PERIOD" shall mean, with respect to each Royalty-Bearing Product, every calendar quarter, or partial calendar quarter, commencing with the First Commercial Sale of such Royalty-Bearing Product in any country. The last Royalty Period for any Royalty-Bearing Product shall be the quarter in which the Royalty Term ends in the applicable country.

                1.43 "ROYALTY TERM" shall mean, in the case of any Royalty-Bearing Product, in any country, the period of time commencing on the First Commercial Sale and ending upon the later of (a) ten (10) years from the date of First Commercial Sale in such country; or (b) the expiration of the last to expire of the Patent Rights covering such Royalty-Bearing Product in such country.

                1.44 "SUBLICENSEE" shall mean any third party licensed by Roche Bioscience to make, use (except where the right to use accompanies the sale of any Royalty-Bearing Product by Roche Bioscience or its Affiliates or Sublicensees) or sell any Royalty-Bearing Product under any Patent Rights.

                1.45 "VALID CLAIM" shall mean either (a) a claim of an issued patent that has not been held unenforceable or invalid by an agency or a court of competent jurisdiction in any unappealable or unappealed decision or (b) a claim of a pending patent application that has not been abandoned or finally rejected without the possibility of appeal or refiling.

                1.46 The above definitions are intended to encompass the defined terms in both the singular and plural tenses.

2.              Management of Research Program.
                -------------------------------
                2.1 COMPOSITION OF RESEARCH COMMITTEE. The parties hereby establish a Research Committee comprised of six (6) members, with three (3) representatives appointed by each party. The initial members of the Research Committee shall be as follows:

        Arqule Representatives                  Roche Bioscience Representatives
        ----------------------                  --------------------------------

          David Coffen, Ph.D (Team Leader)             Hans Maag, Ph.D.

          David Casebier, Ph.D                         Dan Severance, Ph.D.

          Zhe Li, Ph.D                                 Robert Wilhelm, Ph.D.


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A party may change one or more of its representatives to the Research Committee at any time upon notice to the other party. Each party will designate one of its representatives as its team leader.

                2.2 DUTIES OF THE RESEARCH COMMITTEE. The Research Committee shall direct and administer the Directed Array Program, including: (i) the appropriate number and type of Chemical Themes for submission to the Directed Array Program; (ii) the appropriate number of compounds that ArQule should generate in a Directed Array for a particular Chemical Theme; and (iii) the appropriate amount of each compound in a Directed Array that ArQule should deliver to Roche Bioscience for further research and development. The identity and scope of such Chemical Theme will be determined on the basis of the following criteria: (i) the specific reaction or reaction sequence used to combine members of two or more discrete chemical units in which each chemical unit bears the functional group(s) required for the specific reaction(s) that result in the combination of the chemical units; and (ii) the extent to which a class of compounds is related by a recurring structural motif associated with a particular biological activity. In addition, the Research Committee shall (i) determine the allocation of personnel resources to be contributed by the parties under this Agreement, (ii) revise and extend the Research Plan each calendar quarter for the subsequent six (6) months based on prior developments, and (iii) resolve matters involving scientific questions.

                2.3 MEETINGS OF THE RESEARCH COMMITTEE. The Research Committee shall conduct monthly telephone conferences and shall prepare and deliver a brief written report describing the significant issues and discussions that take place during such telephone conferences. A representative of the Research Committee jointly appointed by its members shall provide each member with five (5) business days notice of the time of any such telephone conferences and the proposed agenda with respect thereto, unless waived by all members. ArQule will prepare and deliver to the members of the Research Committee a brief progress report at least one week in advance of the telephone conference, which report will list the ArQule employees then working on the Directed Array Program. The Research Committee shall meet at least once each quarter at alternating locations of the facilities of ArQule and Roche Bioscience, or at such other times and locations as the Research Committee determines, with each party to bear all travel and related expenses for its members. A representative of the Research Committee jointly appointed by its members shall provide each member with five (5) business days notice of the time and location of meetings, unless such notice is waived by all members. If a designated representative of a party cannot attend any meeting of the Research Committee, such party may designate a different representative for that meeting without notice to the other party. Except as otherwise provided in this Section 2, all actions and decisions of the Research Committee will require the unanimous consent of all of its members, with the ArQule members cumulatively having one vote and the Roche Bioscience members cumulatively having one vote. If the Research Committee fails to reach agreement upon any matter, the dispute will be resolved in accordance with the procedures set forth in Section 13.4 below; provided, however, that if such


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dispute has not been resolved within thirty (30) days after the end of the 15 day negotiation period referred to in Section 13.4 (a), the dispute shall only be sent to non-binding mediation and thereafter by arbitration as described in Sections 13.4 (b) and (c) if and only if it does not relate to allocation of manpower among the various Directed Array Programs or approval of Extraordinary Expenses. If the dispute relates to allocation of manpower among the various Directed Array Programs or approval of Extraordinary Expenses, such decisions shall be made by Roche Bioscience in its sole discretion. Subsequent to each quarterly meeting, the Research Committee shall prepare and deliver, to both parties, a written report describing the decisions made, conclusions and actions agreed upon.

                2.4 COOPERATION. Each party agrees to provide the Research Committee with information and documentation as reasonably required for the Research Committee to fulfill its duties under this Agreement. In addition, each party agrees to make available its employees and consultants as reasonably requested by the Research Committee. The parties anticipate that members of the Research Committee will communicate informally with each other and with employees and consultants of the parties on matters relating to the Directed Array Program.

                2.5 VISITS TO FACILITIES. Members of the Research Committee shall have reasonable access to the facilities of each party where activities under this Agreement are in progress, but only during normal business hours and with reasonable prior notice. Each party shall bear its own expenses in connection with such site visits.

3.              Directed Array Program.
                -----------------------
                3.1 DESCRIPTION OF DIRECTED ARRAY PROGRAM. Under the direction of the Research Committee and in accordance with the Research Plan, ArQule will synthesize multiple Directed Arrays of compounds derived from each Roche Bioscience Compound provided to ArQule by Roche Bioscience or each ArQule Compound provided by ArQule (hereinafter referred to as a "Directed Array Program"). The parties intend that, during the Research Period, ArQule will produce such Directed Arrays in ***** *** separate Directed Array Programs over *** *** Contract Years or ****** **** separate Directed Array Programs over ***** *** Contract Years; provided, however, that Roche Bioscience shall not be obligated to fund more than an aggregate of ** FTEs over the first *** *** Contract Years and ** FTEs over the first ***** *** Contract Years. Each Directed Array Program will result in the production of approximately ***** *** to ***** *** Directed Arrays comprised of an average of *** ******** ******* ArQule Derivative Compounds per Chemical Theme per year; provided, however, that the number of Chemical Themes actually submitted to the Directed Array Program and the number of ArQule Derivative Compounds actually produced per Chemical Theme will be determined by the Research Committee; and provided further that the intentions of the parties set forth herein and in the Research Plan shall be appropriately adjusted in the event of early termination of the Directed


* Confidential treatment has been requested for marked portion.

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

Array Program. The parties also intend that ArQule will produce approximately ****** **** milligrams of each ArQule Derivative Compound in the Directed Arrays, subject to the availability of the original Roche Bioscience Compounds and/or the ArQule Compounds; provided, however that the amount of each ArQule Derivative Compound that ArQule actually produces will ultimately be determined by the Research Committee.

                3.2 CONDUCT OF DIRECTED ARRAY PROGRAM. The Directed Array Programs shall be conducted in a good scientific manner and in compliance with all applicable legal requirements. The conduct of the Directed Array Programs shall be the primary responsibility of ArQule with participation by Roche Bioscience. Roche Bioscience will support **** *** FTEs per Directed Array Program; provided, however, that Roche Bioscience shall only be obligated to fund up to an aggregate of ** FTEs over the first *** *** Contract Years and ** FTEs over the first ***** *** Contract Years. ArQule shall commit a minimum of *** *** *** **** ***** FTE synthetic chemist employees to each Directed Array Program; provided, however, that the number of FTE's for synthetic chemists may be adjusted by the Research Committee from time to time during the Research Period to achieve the goals set forth in the Research Plan. The FTEs for synthetic chemists will have the required skills for carrying out the Directed Array Programs. Roche Bioscience shall propose Chemical Themes to the Research Committee for inclusion in each Directed Array Program. If the Research Committee approves the inclusion of the proposed Chemical Theme, Roche Bioscience shall provide ArQule with the requisite amount and purity of Roche Bioscience Compounds for that Chemical Theme, as directed by the Research Committee. ArQule shall thereupon diligently synthesize Directed Arrays of ArQule Derivative Compounds in accordance with the Research Plan. Roche Bioscience shall, in its discretion, be responsible for conducting screening for binding affinity and/or functional activity of compounds in the Directed Arrays.

                3.3     DIRECTED ARRAY PROGRAM PAYMENTS.

                                3.3.1   FTE PAYMENT. In consideration of the
performance by ArQule of the Directed Array Program, Roche Bioscience shall pay ArQule a one-time research and development fee in the amount of *********** payable on the Effective Date. In addition, Roche Bioscience shall pay ArQule ******** per FTE per year for the first Contract Year (the "FTE Payment"), payable in advance in quarterly installments. The FTE Payment shall be adjusted for the second and third Contract Years to reflect an increase or decrease in the CPI using the following formula:

        Adjusted FTE Payment =  ******** x (1 + CPI)

        Where CPI =     a fraction, the numerator of which shall be the
                        difference between the Consumer Price Index (CPI-U; U.S.
                        City Average for all items; 1982-84 = 100) as of the last month of the immediately preceding

* Confidential treatment has been requested for marked portion.

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                        Contract Year and the Consumer Price Index as of the
                        month immediately preceding the Effective Date and the denominator of which shall be the Consumer Price Index as of the month immediately preceding the Effective Date.

ArQule shall use all such FTE Payments to conduct the Direct Array Program in accordance with this Agreement.

                                3.3.2   EXTRAORDINARY EXPENSES. In addition to
the FTE Payments, Roche Bioscience shall pay any and all Extraordinary Expenses of ArQule, provided, however, that any such Extraordinary Expense has been approved by the Research Committee prior to such Extraordinary Expense being incurred.

                3.4 TERMINATION OF DIRECTED ARRAY PROGRAM. The Directed Array Program shall commence on the Effective Date and continue for a period of three (3) Contract Years, unless earlier terminated as provided in this Section
3.4 or in Article 11 below. Roche Bioscience may terminate the Directed Array Program at its discretion upon six (6) months written notice to ArQule at any time following the end of the eighteenth (18th) month of the Research Period, subject to the payment of all accrued and unpaid Extraordinary Expenses of ArQule that have been approved by the Research Committee as described in Section
3.3.2. Upon notice of termination, ArQule shall use reasonable efforts to complete the Directed Array Programs then underway in a reasonable and orderly fashion.

4.              License Grants; Development Rights; Reversion of Rights.
                --------------------------------------------------------
                4.1 DEVELOPMENT AND COMMERCIALIZATION LICENSES. ArQule shall grant to Roche Bioscience, under any intellectual property rights covering the composition, manufacture or use of any ArQule Compound selected by Roche Bioscience for Preclinical Development, an exclusive world-wide license, with the right to grant sublicences, to make, use, or sell such ArQule Compound; provided, however, that any such sublicense granted by Roche Bioscience shall contain provisions equivalent to those provisions contained in this Agreement that protect ArQule's rights in any ArQule Patent Rights and Joint Patent rights.

                4.2 REVERSION OF RIGHTS; RETURN OF MATERIALS. In the event that (i) (a) Roche Bioscience determines to discontinue Preclinical Development of any ArQule Compound within a given Directed Array Program for any reason other than unacceptable safety or efficacy data or (b) Roche Bioscience fails to use commercially reasonable and diligent efforts (as defined below) to commercially develop any ArQule Compound within a given Directed Array Program and (ii) Roche Bioscience is not continuing to develop or sell any Royalty-Bearing Product provided from such Directed Array Program, then ArQule shall have the right to terminate the license granted to Roche Bioscience under
Section 4.1 with respect to all ArQule Compounds within such Directed Array Program. In such event, ArQule shall be free to grant licenses covering all such ArQule Compounds to third parties on the earlier of
(a) the date of termination of such Directed Array Program and (b) the termination of the Research Term. Upon termination of such license by ArQule, Roche Bioscience shall (i) grant to ArQule an exclusive, royalty-free license, with the right to grant sublicenses, to manufacture, use or sell such ArQule Compounds under any patent rights of Roche Bioscience covering the composition or use of such ArQule Compounds with such license being exclusive only as to such ArQule Compounds and (ii) return to ArQule all Proprietary Materials and Confidential Information supplied by ArQule which relate to such ArQule Compounds. As used herein, the term "commercially reasonable and diligent efforts" means those efforts consistent with the exercise of prudent scientific and business judgment, as applied to other products of similar scientific and commercial potential within the relevant product lines of Roche Bioscience and its Affiliates.

                4.3 REVERSION OF CERTAIN RIGHTS. The parties agree that any ArQule Derivative Compound or Roche Bioscience Derivative Compound that has not demonstrated acceptable activity and/or has not been selected for Preclinical Development under a Directed Array Program can be added to Roche Bioscience's general screening library for use in screening against any targets other than those targets included within the Directed Array Program. If any compound is identified as active from such general screening activities (each, an "Identified Compound") and Roche Bioscience determines not to include such Identified Compound within a Directed Array Program, the parties will negotiate mutually acceptable terms with respect to Roche Bioscience's development of such Identified Compound. Such terms shall (i) provide for compensation to ArQule which is less than the compensation provided in Section 7 of this Agreement otherwise applicable to such Identified Compound but which preserves the concept of a difference in financial terms payable by Roche Bioscience for ArQule Compounds, ArQule-ArQule Derivative Compounds and certain Roche Bioscience Derivative Compounds, on the one hand, and ArQule-Roche Derivative Compounds and certain Roche Bioscience Derivative Compounds on the other hand, as provided in
Section 7.2 of this Agreement and (ii) be otherwise no less favorable to Roche Bioscience than the terms, if any, included within any comparable mapping arrangements entered into by ArQule with any Affiliate of Roche Bioscience.

5.              Ownership of Compounds.
                -----------------------
                5.1 ROCHE BIOSCIENCE COMPOUNDS; ARQULE DERIVATIVE COMPOUNDS; ROCHE BIOSCIENCE DERIVATIVE COMPOUNDS. All Roche Bioscience Compounds shall be owned by Roche Bioscience. All ArQule Derivative Compounds and Roche Bioscience Derivative Compounds shall be owned by Roche Bioscience, except, and only to the extent that, with respect to the Directed Array Program, ArQule can show that any such compound (i) was under development by ArQule (including programs with academic collaborators or corporate partners) before such compound was proposed to be included in the Directed Array Program or first synthesized, as the case may be; (ii) was independently developed by ArQule employees who had no access to Roche Bioscience Confidential Information regarding the particular compound, or (iii) was already within a screening array before such compound was proposed to be included in the Directed Array Program or was first synthesized, as the case may be.

                5.2 ARQULE COMPOUNDS. All ArQule Compounds shall be owned by ArQule except, and only to the extent that, Roche Bioscience can show that any such compound was in the possession of Roche Bioscience before it was provided by ArQule to Roche Bioscience.

6.              Intellectual Property Rights.
                -----------------------------
                6.1     OWNERSHIP OF PATENT RIGHTS.

                                6.1.1   ARQULE PATENT RIGHTS.  Any Patent Rights
filed by either party covering ArQule Compounds only will be owned solely by ArQule except as provided in Section 6.1.2(b)(ii).

                                6.1.2   JOINT PATENT RIGHTS.  Any Patent Rights
(i) filed by either Party covering both ArQule Compounds and any combination of
(A) Roche Bioscience Compounds, (B) ArQule Derivative Compounds and/or (C) Roche Bioscience Derivative Compounds and/or (ii) claiming an ArQule Compound and uses thereof discovered by Roche Bioscience, shall be owned jointly by ArQule and Roche Bioscience.

                                6.1.3   ROCHE BIOSCIENCE PATENT RIGHTS.  Any
Patent Rights filed by either party covering solely Roche Bioscience Compounds, ArQule Derivative Compounds or Roche Bioscience Derivative Compounds will be owned solely by Roche Bioscience.

                6.2 MANAGEMENT OF ARQULE PATENT RIGHTS. Upon selection of an ArQule Compound as a Preclinical Compound (the "Selection Date"), ArQule shall turn over to Roche Bioscience all files relating to the ArQule Patent Rights with respect to such ArQule Compound and Roche Bioscience shall have full responsibility for such filing, prosecution, and maintaining such ArQule Patent Rights with respect to such ArQule Compound. Roche Bioscience shall maintain all ArQule Patent Rights that issue on such applications. If Roche Bioscience elects not to handle the filing or prosecution of such ArQule Patent Rights, ArQule shall provide Roche Bioscience with drafts of any patent application covering ArQule Compounds prior to filing that application, allowing adequate time for review and comment by Roche Bioscience if possible; provided, however, that ArQule shall not be obligated to delay the filing of any patent application. Roche Bioscience shall maintain any such patent application in confidence, pursuant to Section 8. Each party shall bear its own costs in preparing, filing, prosecuting, and maintaining patents.

                6.3 MANAGEMENT OF JOINT PATENT RIGHTS. In the case of Joint Patent Rights, the Parties shall agree on the allocation of responsibility for, and the expense of, the preparation, filing, prosecution, and maintenance of any Joint Patent Rights claiming such inventions. In the event of any disagreement concerning any Joint Patent Rights, the matter shall be resolved by the Research Committee or, in the absence thereof, by the President of ArQule and the Head, Neurobiology Unit, Roche Bioscience. The Party controlling a Joint Patent Right shall consult with the other Party as to the preparation, filing, prosecution, and maintenance of such Joint Patent Right reasonably prior to any deadline or action with the U.S. Patent & Trademark Office or any foreign patent office, and shall furnish to the other Party copies of all relevant documents reasonably in advance of such consultation. In the event that the Party controlling a Joint Patent Right desires to abandon such Joint Patent Right, or if the Party assuming control of a Joint Patent Right later declines responsibility for such Joint Patent Right, the controlling Party shall provide reasonable prior written notice to the other Party of such intention to abandon or decline responsibility, and such other Party shall have the right, at its expense, to prepare, file, prosecute, and maintain such Joint Patent Rights. Roche Bioscience shall have the right of first refusal to file, prosecute and maintain any Joint Patents Rights.

               6.4 COOPERATION OF THE PARTIES. Each Party agrees to cooperate fully in the preparation, filing, and prosecution of any Patent Rights under this Agreement. Such cooperation includes, but is not limited to:

               (a) executing all papers and instruments, or requiring its employees or agents, to execute such papers and instruments, so as to effectuate the ownership of Patent Rights set forth in Section 6.1 above and to enable the other Party to apply for and to prosecute patent applications in any country; and

               (b) promptly informing the other Party of any matters coming to such Party's attention that may affect the preparation, filing, or prosecution of any such patent applications.

               6.5 INFRINGEMENT BY THIRD PARTIES. ArQule and Roche Bioscience shall each promptly notify the other in writing of any alleged or threatened infringement by a third party of any ArQule Patent Right, Roche Bioscience Patent Right or Joint Patent Right of which they become aware. The parties shall consult concerning the action(s) to be taken.

7.             Payments, Reports, and Records.
               -------------------------------
               7.1 MILESTONE PAYMENTS. In partial consideration of the rights granted Roche Bioscience under this Agreement, Roche Bioscience shall pay ArQule the following amounts within thirty (30) days after each occurrence of the following milestones:

Payment for Royalty Bearing Product       Milestone
- -----------------------------------       ---------

        ********                     Commencement of *********** ***********
                                     *** *** *************** *******(1)

        ********                     ***** *** ****** *** *********** *** ***
                                     *************** *******(1)

        **********                   Commencement of ***** ** ******** ******
                                     *** **** ************** *******(2)

        **********                   Commencement of ***** ** ******** ******
                                     *** **** *************** *******(2)

        **********                   ***** *** ****** *** *** ***************
                                     ******* *** ***********(2)

        **********                   ***** *** ******** ** ****** ****** *** ***
                                     *************** *******(2)

        **********                   ***** ************** ******** ** ******
                                     ***** ** * ***** ******** ******* *** ***
                                     *************** *******(2)

Such milestone payments shall be non-refundable and shall not be credited against royalties payable to ArQule under this Agreement. Separate milestone payments shall not be paid with respect to any particular Royalty-Bearing Product if it represents a change in form or dosage of such Royalty-Bearing Product for which milestones have previously been paid. Roche Bioscience shall promptly notify ArQule of each occurrence of either of the foregoing milestones.

                7.2     ROYALTIES.

                                7.2.1   ROYALTIES FOR ARQULE-ROCHE DERIVATIVE
COMPOUNDS AND CERTAIN ROCHE BIOSCIENCE DERIVATIVE COMPOUNDS. Roche Bioscience shall pay


- ----------------
(1) ** ** **** **** *** *** ***** *************** ******* ******** ** * *****
    ********* *******

(2) ** ** **** **** *** *** ***** ********** *** * *************** *******



* Confidential treatment has been requested for marked portion.

to ArQule (a) a royalty of **** percent (**%) of Net Sales of Royalty Bearing Products incorporating ArQule-Roche Derivative Compounds or Roche Bioscience Derivative Compounds in countries where, and for as long as, the manufacture or sale of such Royalty-Bearing Products is covered by Patent Rights and (b) a royalty of *** *** *** **** percent ****** of Net Sales of Royalty-Bearing Products incorporating ArQule-Roche Derivative Compounds or Roche Bioscience Derivative Compounds in countries where the manufacture or sale of such Royalty-Bearing Products is not covered by Patent Rights. Notwithstanding the foregoing, for purposes of this Section 7.2.1, Roche Bioscience Derivative Compound shall mean a Derivative Compound synthesized by Roche Bioscience from an ArQule-Roche Derivative Compound or an ArQule Compound.

                                7.2.2   ROYALTIES FOR ARQULE COMPOUNDS, ARQULE-
ARQULE DERIVATIVE COMPOUNDS AND CERTAIN ROCHE BIOSCIENCE DERIVATIVE COMPOUNDS. Roche Bioscience shall pay to ArQule (a) a royalty of **** percent (**%) of Net Sales of Royalty-Bearing Products incorporating ArQule Compounds, ArQule-ArQule Derivative Compounds or Roche Bioscience Derivative Compounds in countries where, and for as long as, the manufacture or sale of such Royalty-Bearing Products is covered by Patent Rights and (b) a royalty of ***** *** *** **** percent ****** of Net Sales of Royalty-Bearing Products incorporating ArQule Compounds, ArQule-ArQule Derivative Compounds or Roche Bioscience Derivative Compounds in countries where the manufacture or sale of such Royalty-Bearing Products is not covered by Patent Rights. Notwithstanding the foregoing, for purposes of this Section 7.2.2, Roche Bioscience Derivative Compound shall mean a Derivative Compound synthesized by Roche Bioscience from an ArQule-ArQule Derivative Compound.

                                7.2.3   COMBINATION PRODUCT. If the Royalty-
Bearing Product is being sold as a combination product containing an ArQule Derivative Compound or a Roche Bioscience Derivative Compound or an ArQule Compound and one or more other therapeutically active ingredients, the parties shall negotiate an appropriate royalty adjustment to reflect the relative significance of each such ingredient.

                                7.2.4   THIRD PARTY ROYALTIES. If Roche
Bioscience is required to pay royalties to a non-Affiliate third party to make, use or sell Royalty-Bearing Product for which Roche Bioscience is then paying royalties to ArQule to avoid infringing such third party's patent rights, Roche Bioscience may deduct ***** percent (**%) of such payments from royalties thereafter payable to ArQule; provided, however, that (i) no such right of deduction shall apply to royalties paid to third parties for the manufacture, use or sale of any therapeutically active ingredient that (A) is not an ArQule Compound, ArQule Derivative Compound or Roche Bioscience Derivative Compound and
(B) is included within a Royalty-Bearing Product that is a combination product and (ii) under no circumstances shall the royalties due ArQule be reduced to less than *** *** *** **** percent (****%) of Net Sales.

* Confidential treatment has been requested for marked portion.

                7.3 REPORTS AND PAYMENTS. Roche Bioscience shall pay all royalty payments due to ArQule under this Agreement within sixty (60) days of the end of each Royalty Period, unless otherwise specifically provided herein. Each payment of royalties shall be accompanied by a report of Net Sales of Royalty-Bearing Products in sufficient detail to permit confirmation of the accuracy of the royalty payment made. All such reports shall be maintained in confidence by ArQule. If no royalties are due to ArQule for any reporting period, the report shall so state.

                7.4 INVOICES; PAYMENTS IN U.S. DOLLARS. With the exception of royalty payments due under Section 7.2, ArQule shall submit invoices to Roche Bioscience for each payment due ArQule hereunder (including without limitation all payments due pursuant to Section 3.3), and Roche Bioscience shall pay such invoices within thirty (30) days of receipt thereof. All payments due under this Agreement shall, except as provided in Section 7.5 below, be payable in United States dollars.

                7.5 EXCHANGE RATE; MANNER AND PLACE OF PAYMENT. Royalty payments and reports for the sale of Royalty-Bearing Products shall be calculated and reported for each Royalty Period. With respect to each Royalty Period, for countries other than the United States, whenever for the purpose of calculating royalties conversion from any foreign currency shall be required, such conversion shall be made as follow:

                (i) when calculating the Adjusted Gross Sales, the amount of such sales in foreign currencies shall be converted into Swiss Francs as computed in the central Roche's Swiss Francs Sales Statistics for the countries concerned, using the average monthly rate of exchange at the time for such currencies as retrieved from the Reuters System;

                (ii) when calculating the royalties on Net Sales, such conversion shall be at the average rate of the Swiss Franc to the United States dollar as retrieved from the Reuters System for the applicable Royalty Period.

All payments owed under this Agreement shall be made by wire transfer, unless otherwise specified by the receiving Party.

                7.6 PAYMENTS IN OTHER CURRENCIES. If by law, regulation, or fiscal policy of a particular country, conversion into United States dollars or transfer of funds of a convertible currency to the United States is restricted or forbidden, Roche Bioscience shall give ArQule prompt written notice of such restriction, which notice shall satisfy the sixty-day payment deadline described in Section 7.3. Roche Bioscience shall pay any amounts due ArQule through whatever lawful methods ArQule reasonably designates; provided, however, that if ArQule fails to designate such payment method within thirty (30) days after ArQule is notified of the restriction, then Roche Bioscience may deposit such payment in local currency to the credit of

ArQule in a recognized banking institution selected by Roche Bioscience and identified by written notice to ArQule, and such deposit shall fulfill all obligations of Roche Bioscience to ArQule with respect to such payment.

                7.7 RECORDS. Roche Bioscience and its Affiliates shall maintain complete and accurate records of Royalty-Bearing Products made, used or sold by them or their sublicensees under this Agreement, and any amounts payable to ArQule in relation to such Royalty-Bearing Products, which records shall contain sufficient information to permit ArQule to confirm the accuracy of any reports delivered to ArQule in accordance with Section 7.3. The relevant Party shall retain such records relating to a given Royalty Period for at least two
(2) years after the conclusion of that Royalty Period. ArQule shall have the right, at its own expense, to cause an independent certified public accountant reasonably acceptable to Roche Bioscience to inspect such records during normal business hours at a date and time to be mutually agreed upon between the parties, giving Roche Bioscience at least thirty (30) days prior written notice, for the sole purpose of verifying any reports and payments delivered under this Agreement. Such accountant shall not disclose to ArQule any information other than information relating to accuracy of reports and payments delivered under this Agreement and shall provide the Roche Bioscience with a copy of any report given to ArQule. The Parties shall reconcile any underpayment or overpayment within thirty (30) days after the accountant delivers the results of the audit. In the event that any audit performed under this Section discloses a variance of more than five percent (5%) from the amount of the Net Sales reported by Roche Bioscience for such audited period, Roche Bioscience shall bear the full cost of such audit. ArQule will maintain complete and accurate records of the activities engaged in by the FTEs, which records shall contain sufficient information to permit Roche Bioscience to confirm the compliance of ArQule with Section 3.2. Roche Bioscience shall have the right to audit ArQule's records to confirm ArQule time records for the preceding year upon thirty (30) working days' prior written notice. Each Party may exercise its rights under this Section only once every year and only with reasonable prior notice to the other Party.

                7.8 LATE PAYMENTS. Any payments by Roche Bioscience that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by law, at two percentage points above the Base Rate of Interest calculated based on the number of days that payment is delinquent.

8.              Confidential Information.
                -------------------------
                8.1 DEFINITION OF CONFIDENTIAL INFORMATION. Confidential Information shall mean any technical or business information furnished by the Disclosing Party to the Receiving Party in connection with this Agreement and specifically designated as confidential. Such Confidential Information may include, without limitation, the identity of a chemical compound, the use of a chemical compound, trade secrets, know-how, inventions, technical data or specifications, testing methods, business or financial information, research and development activities, product and marketing plans, and customer and supplier information.

                8.2     OBLIGATIONS.  The Receiving Party agrees that it shall:

                                                (a) maintain all Confidential
                                Information in strict confidence, except that the Receiving Party may disclose or permit the disclosure of any Confidential Information to its, and its Affiliates, directors, officers, employees, consultants, and advisors who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the purposes set forth in this Agreement;

                                                (b) use all Confidential
                                Information solely for the purposes set forth in, or as permitted by, this Agreement; and

                                                (c) allow its directors,
                                officers, employees, consultants, and advisors to reproduce the Confidential Information only to the extent necessary to effect the purposes set forth in this Agreement, with all such reproductions being considered Confidential Information.

                8.3     EXCEPTIONS. The obligations of the Receiving Party under
Section 8.2 above shall not apply to the extent that the Receiving Party can demonstrate that certain Confidential Information:

                                                (a) was in the public domain
                                prior to the time of its disclosure under this Agreement;

                                                (b) entered the public domain
                                after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from an act or omission by the Receiving Party;

                                                (c) was independently developed
                                or discovered by the Receiving Party without use of the Confidential Information;

                                                (d) is or was disclosed to the
                                Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality to the Disclosing Party with respect to such Confidential Information; or

                                                (e) is required to be disclosed
                                to comply with applicable laws or regulations (such as disclosure to the FDA or the United States Patent and Trademark Office or to their foreign equivalents), or to comply with a court or administrative order, provided that the Disclosing Party receives prior written notice of such disclosure and that the Receiving Party takes all reasonable and lawful actions to obtain confidential treatment for such disclosure and, if possible, to minimize the extent of such disclosure.

                8.4 PUBLICATIONS. ArQule shall not publish any information with respect to ArQule Compounds, ArQule Derivative Compounds, Roche Compounds, or Roche Derivative Compounds without the prior written permission of Roche Bioscience, which may be withheld in its sole discretion.

                8.5 SURVIVAL OF OBLIGATIONS. The obligations set forth in this Article shall remain in effect for a period of five (5) years after termination of this Agreement.

9.              Representations and Warranties.
                -------------------------------
                9.1 AUTHORIZATION. Each party represents and warrants to the other that it has the legal right and power to enter into this Agreement, to extend the rights and licenses granted to the other in this Agreement, and to fully perform its obligations hereunder, and that the performance of such obligations will not conflict with its charter documents or any agreements, contracts, or other arrangements to which it is a party.

10.             Indemnification and Insurance.
                ------------------------------
                10.1 ROCHE BIOSCIENCE INDEMNITY OBLIGATIONS. Roche Bioscience agrees to defend, indemnify and hold ArQule, its Affiliates and their respective directors, officers, employees and agents harmless from all costs, judgments, liabilities and damages assessed by a court of competent jurisdiction arising from claims asserted by a third party against ArQule, its Affiliates or their respective directors, employees or agents as a result of: (a) actual or asserted violations of any applicable law or regulation by Roche Bioscience, its Affiliates, sublicensees or third party manufacturers by virtue of which the Royalty-Bearing Products manufactured, distributed or sold shall be alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in compliance with such applicable law or regulation; (b) claims for bodily injury, death or property damage attributable to the manufacture, distribution, sale or use of the Royalty-Bearing Products by Roche Bioscience, its Affiliates, sublicensees or third party manufacturers; or (c) a recall ordered by a governmental agency, or required by a confirmed failure, of Royalty-Bearing Products manufactured, distributed, or sold by Roche Bioscience, its Affiliates, sublicensees or third party manufacturers as reasonably determined by the parties hereto.

                10.2 PROCEDURE. In the event that ArQule or any of its Affiliates or their respective employees or agents (the "Indemnitee") intends to claim indemnification under this Article 10, such party shall promptly notify Roche Bioscience of any loss, claim, damage, liability or action in respect of which the Indemnitee intends to claim such indemnification, and Roche Bioscience shall assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by Roche Bioscience, if representation of such Indemnitee by the counsel retained by Roche Bioscience would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. The indemnity agreement in this Article 10 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of Roche Bioscience, which consent shall not be withheld unreasonably. The failure to deliver notice to Roche Bioscience within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve Roche Bioscience of any liability to the Indemnitee under this Article 10, but the omission so to deliver notice to Roche Bioscience will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Article
10. The Indemnitee under this Article 10, its employees and agents, shall cooperate fully with Roche Bioscience and its legal representatives in the investigation of any action, claim or liability covered by this indemnification.

11.             Term and Termination.
                ---------------------
                11.1 TERM. This Agreement shall commence on the Effective Date and shall remain in effect until the expiration of the last to expire of the applicable Patent Rights covering any Royalty-Bearing Product, unless earlier terminated as provided in this Article 11.

                11.2    BREACH OF PAYMENT OBLIGATIONS. In the event that
Roche Bioscience fails to make timely payment of any amounts due to ArQule under this Agreement, ArQule may terminate this Agreement upon thirty (30) days written notice to Roche Bioscience, unless Roche Bioscience pays all past-due amounts within such thirty-day notice period.

                11.3 MATERIAL BREACH. In the event that either party commits a material breach of any of its obligations under this Agreement (other than as provided in Section 11.2) and such party fails (i) to remedy that breach within ninety (90) days after receiving written notice thereof from the other party or
(ii) to commence dispute resolution pursuant to Section 13.4, within ninety (90) days after receiving written notice of that breach from the other party, the other party may immediately terminate this Agreement upon written notice to the breaching party.

                11.4 EFFECT OF TERMINATION. Termination of this Agreement shall not relieve the parties of any obligation accruing prior to such termination. The provisions of Section 13.2, Article 5, Article 6 and Article 7 (with respect only to milestone payments and royalties accrued at the time of termination but not yet paid), Article 8, Article 10 and Article 12 shall survive the expiration or termination of this Agreement.

12.             Publicity.
                ----------
                12.1 REVIEW. Roche Bioscience and ArQule will jointly discuss and agree, based on the principles of Section 12.2, on any statement to the public regarding the execution and the subject matter of this Agreement, the research to be conducted by the Parties under this Agreement, or any other aspect of this Agreement, except with respect to disclosures required by law or regulation. Within thirty (30) days following the Effective Date, the Parties shall issue a joint press release. Neither party shall use the name of the other party in any public statement, prospectus, annual report, or press release without the prior written approval of the other party, which may not be unreasonably withheld or delayed, provided, however, that both parties shall endeavor in good faith to give the other party a minimum of five business days to review such press release, prospectus, annual report, or other public statement; and provided, further, that either party may use the name of the other party in any public statement, prospectus, annual report, or press release without the prior written approval of the other party, if such party is advised by counsel that such disclosure is required to comply with applicable law.

                12.2 STANDARDS. In the discussion and agreement referred to in Section 12.1, the principles observed by Roche Bioscience and ArQule will be accuracy, the requirements for confidentiality under Section 8, the advantage a competitor of Roche Bioscience or ArQule may gain from any public or third party statements under Section 12.1, the requirements of disclosure under any securities laws or regulations of the United States, including those associated with public offerings, and the standards and customs in the pharmaceutical industry for such disclosures by companies comparable to Roche Bioscience and ArQule.

13.             Miscellaneous.
                --------------
                13.1 RELATIONSHIP OF PARTIES. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. No party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided therein.

                13.2 NON-SOLICITATION. During the Research Period and thereafter for a period of two (2) years, each party agrees not to seek to persuade or induce any employee of the other party to discontinue his or her employment with that party in order to become employed by or associated with any business, enterprise, or effort that is associated with its own business; provided, however, that if ArQule is acquired, this provision shall apply only to those employees of ArQule as of the date of the acquisition.

                13.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                13.4    DISPUTE RESOLUTION PROCEDURES.

                    (a) The parties hereby agree that they will attempt in good faith to resolve any controversy, claim or dispute ("Dispute") arising out of or relating to this Agreement promptly by negotiations. Any such Dispute which is not settled by the parties within fifteen (15) days after notice of such Dispute is given by one party to the other in writing shall be referred to a senior executive of ArQule and the Head, Neurobiology Unit, Roche Bioscience who are authorized to settle such Disputes on behalf of their respective companies ("Senior Executives"). The Senior Executives will meet for negotiations within fifteen (15) days of the end of the 15 day negotiation period referred to above, at a time and place mutually acceptable to both Senior Executives. If the Dispute has not been resolved within thirty (30) days after the end of the 15 day negotiation period referred to above (which period may be extended by mutual agreement), subject to any rights to injunctive relief and unless otherwise specifically provided for herein, any Dispute will be settled first by non-binding mediation and thereafter by arbitration as described in subsections (b) and (c) below.

                    (b) Any Dispute which is not resolved by the parties within the time period described in subsection (a) shall be submitted to an alternative dispute resolution process ("ADR"). Within five (5) business days after the expiration of the thirty (30) day period set forth in subsection (a), each party shall select for itself a representative with the authority to bind such party and shall notify the other party in writing of the name and title of such representative. Within ten (10) business days after the date of delivery of such notice, the representatives shall schedule a date for engaging in non-binding ADR with a neutral mediator or dispute resolution firm mutually acceptable to both representatives. Any such mediation shall be held in Boston, Massachusetts if brought by Roche Bioscience or in San Francisco, California, if brought by ArQule. Thereafter, the representatives of the parties shall engage in good faith in an ADR process under the auspices of such individual or firm. If the representatives of the parties have not been able to resolve the Dispute within thirty (30) business days after the conclusion of the ADR process, or if the representatives of the parties fail to schedule a date for engaging in non-binding ADR within the ten (10) day period set forth above, the Dispute shall be settled by binding arbitration as set forth in subsection (c) below. If the representatives of the parties resolve the dispute within the thirty (30) day period set forth above, then such resolution shall be binding upon the parties. If either party fails to abide by such resolution, the other party can immediately refer the matter to arbitration under Section 13.4 (c).

                    (c) If the parties have not been able to resolve the Dispute as provided in subsections (a) and (b) above, the Dispute shall be finally settled by binding arbitration. Any arbitration hereunder shall be conducted under rules of the American Arbitration Association. The arbitration shall be conducted before three arbitrators chosen according to the following procedure: each of the parties shall appoint one arbitrator and the two so nominated shall choose the third. If the arbitrators chosen by the parties cannot agree on the choice of the third arbitrator within a period of thirty (30) days after their appointment, then the third arbitrator shall be appointed by the Court of Arbitration of the American Arbitration Association. Any such arbitration shall be held in Boston, Massachusetts if brought by Roche Bioscience or in San Francisco, California, if brought by ArQule. The arbitrators shall have the authority to grant specific performance, and to allocate between the parties the costs of arbitration in such equitable manner as they determine. The arbitral award (i) shall be final and binding upon the parties; and (ii) may be entered in any court of competent jurisdiction.

                    (d) Nothing contained in this Section or any other provisions of this Agreement shall be construed to limit or preclude a party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief to compel the other party to comply with its obligations hereunder before or during the pendency of mediation or arbitration proceedings. The parties hereby irrevocably consent to submit to the jurisdiction of the courts of the Commonwealth of Massachusetts and the State of California and/or any other court having jurisdiction for this purpose.

                13.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

                13.6 HEADINGS. All headings in this Agreement are for convenience only and shall not affect the meaning of any provision hereof.

                13.7 BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties and their respective lawful successors and assigns.

                13.8 ASSIGNMENT. This Agreement may not be assigned by either party without the prior written consent of the other party, except either party may assign this Agreement, in whole or in part, to an Affiliate or to a successor of a party in connection with the merger, consolidation, or sale of all or substantially all of such party's assets or that portion of its business pertaining to the subject matter of this Agreement. Roche Bioscience has the right to extend its rights and benefits under this Agreement to any Affiliate.

                13.9 NOTICES. All notices, requests, demands and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid to the following addresses or facsimile numbers:

If to Roche Bioscience:               If to ArQule:

Roche Bioscience                      ArQule, Inc.
3401 Hillview Avenue                    200 Boston Avenue, Suite 3600
Palo Alto, CA 94304                     Medford, MA  02155
Attention:  President                 Attention:  President
Tel:    (415) 855-5050                Tel: (617) 395-4100
Fax:                                  Fax: (617) 395-1225


with a copy to:                       with a copy to:
Roche Bioscience                      Palmer & Dodge
3401 Hillview Avenue                    One Beacon Street
Palo Alto, CA 94304                     Boston, MA  02108
Attention:  Corporate Law             Attention:  Michael Lytton, Esquire
Tel: (415) 855-6950                   Tel: (617) 573-0327
Fax: (415) 852-1338                   Fax: (617) 227-4420

Either party may change its designated address and facsimile number by notice to the other party in the manner provided in this Section.

                13.10 AMENDMENT AND WAIVER. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

                13.11 SEVERABILITY. In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent.

                13.12 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings between the parties relating to the subject matter hereof.

                13.13 FORCE MAJEURE. Neither party shall be held liable or responsible to the other party, nor be deemed to be in breach of this Agreement, for failure or delay in fulfilling or performing any provisions of this Agreement when such failure or delay is caused by or results from any cause whatsoever outside the reasonable control of the party concerned including, but not limited to, fire, explosion, breakdown of plant, strike, lock-out, labor disputes, casualty or accident, lack or failure of transportation facilities, flood, lack or failure of sources of supply or of labor, raw materials or energy, civil commotion, blockage or embargo, any law, regulation, decision, demand or requirement of any national or local government or authority. The party claiming relief shall, without delay, notify the other party by registered airmail or by telefax of the interruption and cessation thereof and shall use its best efforts to remedy the effects of such hindrance with all reasonable dispatch. The onus of proving that any such Force Majeure event exists shall rest upon the party so asserting. During the period that one party is prevented from performing its obligations under this Agreement due to a Force Majeure event, the other party may, in its sole discretion, suspend any obligations that relate thereto; provided, however, if ArQule is unable to conduct the Directed Array Program under Section 3, Roche Bioscience may suspend the FTE Payments until ArQule is able to resume the Directed Array Program. Upon cessation of such Force Majeure event the parties hereto shall use their best efforts to make up for any suspended obligations. If such Force Majeure event is anticipated to continue, or has existed for nine (9) consecutive months or more, this Agreement may be forthwith terminated by either party by registered airmail or by telefax. In case of such termination the terminating party will not be required to pay to the other party any indemnity whatsoever.

        IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as a sealed instrument effective as of the date first above written.

ROCHE BIOSCIENCE, a division of         ARQULE, INC.
SYNTEX (U.S.A.) INC.


By: /s/ James N. Woody                  By: /s/ Eric B. Gordon
   -------------------------------         -------------------------------------
Name:                                   Name:
     -----------------------------           -----------------------------------
Title: President, Roche Bioscience      Title: President & CEO
      ----------------------------            ----------------------------------

                                   EXHIBIT A

                                  Research Plan
                                  -------------


I. Goal: The goal of the collaboration between Roche Bioscience and ArQule is the acceleration of Roche Bioscience's research programs through the utilization of ArQule's technologies and expertise in the synthesis of target specific molecular arrays through an automated paralled synthesis effort.

II. Research Committee:
                The Research Committee is responsible for creating, updating and managing the research plan. The members of the committee are identified in paragraph 2 of the Research and License Agreement between ArQule Inc. and Roche Bioscience. In addition to the duties, schedule of meetings and conflict resolution rules identified in the basic agreement, the Research Committee will hold an initial meeting, within 30 days of the effective date of the Research Collaboration Agreement, to review the research plan and to finalize the specific goals for the first 6 months of the collaboration.

III. Term of the Research Plan:
                The research plan will cover the prospective period of 6 months. It will be updated at least quarterly at the regular quarterly meetings of the Research Committee. The plan will detail the directed array programs to be initiated or continued, with the initial directed array programs summarized in the next paragraph.

IV. Directed Array Programs (Initial Set)
                The detailed structural information for the targeted array are on pages A - Chem 1 through A-Chem X.


*        *        *        *


                         ----------------------------

                                  Exhibit B*


* Confidential treatment has been requested for marked portion.